Long-Term Investments - Summary of Long-Term Investment (Detail) ¥ in Thousands, $ in Thousands	Mar. 31, 2022 CNY (¥)	Mar. 31, 2022 USD ($)	Mar. 31, 2021 CNY (¥)
Long-term Investments [Abstract]
Equity method investments	¥ 6,783		¥ 2,973
Available-for-sale investments	74,866		71,357
Equity securities with readily determinable fair values	670		0
Total	¥ 82,319	$ 12,986	¥ 74,330